                             RED HAT SOFTWARE, INC.

                        INCENTIVE STOCK OPTION AGREEMENT
                                   COVER SHEET

     Red Hat Software, Inc., a Delaware corporation (the "Company"), hereby grants as of the date below (the "Grant Date") to the person named below (the "Employee") and the Employee hereby accepts, an option to purchase the number of shares (the "Option Shares") listed below of the Company's Common Stock, $.0001 par value per share ("Common Stock"), at the price per share and with a vesting start date (the "Vesting Start Date") listed below, such option to be on the terms and conditions specified in the attached EXHIBIT A.

         Employee Name:                         Tim Buckley
                                      ----------------------------------
         Grant Date:                            April 12, 1999
                                      ----------------------------------
         Vesting Start Date:                    April 12, 1999
                                      ----------------------------------
         Number of Option Shares:               127,344
                                      ----------------------------------
         Exercise Price Per Share:              $3.141
                                      ----------------------------------


     IN WITNESS WHEREOF, the Company, the Escrow Agent and the Employee have caused this instrument to be executed as of the Grant Date set forth above.


/S/ Timothy Buckley                                 RED HAT SOFTWARE, INC.
-----------------------------------------           2600 Meridian Parkway
(Employee Signature)                                Durham, NC 27713


-----------------------------------------
(Street Address)
                                                    By: /S/ Matthew Szulik
-----------------------------------------           Name: Matthew Szulik
(City/State/Zip Code)                               Title: President

                                                    ESCROW AGENT
                                                    RED HAT SOFTWARE, INC.

                                                    By: /S/ Matthew Szulik
                                                    Name: Matthew Szulik
                                                    Title: President

                                    EXHIBIT A

                             RED HAT SOFTWARE, INC.

                        INCENTIVE STOCK OPTION AGREEMENT
                              TERMS AND CONDITIONS

         1. GRANT UNDER RED HAT SOFTWARE, INC. 1998 STOCK OPTION PLAN. This option is granted pursuant to and is governed by the Red Hat Software, Inc. 1998 Stock Option Plan (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan as it exists on the Grant Date.

         2. GRANT AS INCENTIVE STOCK OPTION; OTHER OPTIONS. This option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). This option is in addition to any other options heretofore or hereafter granted to the Employee by the Company or any Related Corporation (as defined in the Plan), but a duplicate original of this instrument shall not effect the grant of another option.

         3. EXERCISABILITY OF OPTION; VESTING.

            (a) FULL EXERCISABILITY. This option may be exercised at any time and from time to time for all or any portion of the Option Shares, except that this option may not be exercised for a fraction of a share. The foregoing right (subject to Sections 4 or 5 hereof if the Employee ceases to be employed by the Company) may be exercised on or before the date which is ten years from the Grant Date. Option Shares which are "Unvested Shares," as specified in paragraph (b) below, shall, if purchased, be subject to the Company's Repurchase Option described in Section 6 unless and until they become "Vested Shares" in accordance with paragraph (b) below. As of any date, the Option Shares issued upon the exercise of this option on or before such date (the "Issued Shares") shall first be deemed to be Vested Shares up to the number of Option Shares that are Vested Shares under Section 3(b) above as of such date and any Issued Shares in excess of the number of Vested Shares as of such date shall be deemed to be Unvested Shares. The term "Option Shares" used without reference to either Unvested Shares or Vested Shares shall mean both Unvested Shares and Vested Shares, without distinction.

            (b) VESTING. All of the Option Shares initially shall be Unvested Shares. For so long as the Employee remains continuously employed by the Company or any Related Corporation, Unvested Shares (whether or not previously purchased) shall become Vested Shares (or shall "vest") on the following dates in an amount equal to the number of shares set opposite the applicable date:

            One year from the Vesting Start Date   -  25% of the Option Shares

            On the first day of each subsequent
            three month period following one
            year from the Vesting Start Date       -  6.25% of the Option Shares

         In addition, in the event the Company's Repurchase Option becomes exercisable pursuant to Section 6 below, and the Company elects not to exercise its option for the repurchase of any or all of the Unvested Shares, then upon the expiration of the Repurchase Option Period (as defined in Section 6), any and all Option Shares not repurchased by the Company shall become Vested Shares. The Board may, in its discretion, accelerate any of the foregoing vesting dates.

                  (c) ACCELERATED VESTING OF UNVESTED SHARES UPON TERMINATION WITHOUT CAUSE WITHIN FIRST YEAR OF EMPLOYMENT. If the Employee is terminated by the Company or its successor or assign without Cause (as defined in Section 4(c)) within sixteen months after the Vesting Start Date, then immediately prior to such termination, a number of shares as is equal to 33.3% of such Employee's Option Shares shall be deemed Vested Shares for purposes of this Agreement.

                  (d) ACCELERATED VESTING OF UNVESTED SHARES UPON TERMINATION FOLLOWING CHANGE IN CONTROL. If the Employee is terminated by the Company or its successor or assign without Cause (as defined in Section 4(c)) or if the Employee voluntarily terminates his employment for Good Reason, in either case, within one year after a Change in Control, then immediately prior to such termination all shares that are Unvested Shares as of such termination date, shall be deemed Vested Shares for purposes of this Agreement. Notwithstanding the foregoing, if the Change in Control that would otherwise give rise to the acceleration of vesting under this Section 3(d) is one which the parties intend to account for as a pooling of interests, and if the Board of Directors, following consultation with the Company's accountants, determines that such acceleration would cause such transaction not to qualify for pooling of interests accounting, then the provisions of this Section 3(d) shall not apply to such Change in Control.

                  (e) DEFINITIONS.  For purposes of this Section 3

                      (i) The term "Change in Control" shall mean (i) the effective time of a consolidation of the Company with, or merger of the Company with or into, another corporation or other business organization in which the shares of the stock of the Company are converted into or otherwise exchanged for less than fifty percent (50%) of the shares of a resulting or surviving corporation, (ii) the closing of a sale or conveyance of all or substantially all of the assets of the Company, or (iii) an acquisition in a transaction or a series of related transactions by a person or group (as defined in Rule

13d-5(b)(1) of the Securities Act of 1934, as amended) of more than a majority of the outstanding voting stock of the Company.

                           (ii) The term "Good Reason" shall mean, without such
Employee's express written consent, (i) any significant diminution in the Employee's position, duties, responsibilities, power, title or office as in effect immediately prior to the Change in Control; (ii) any reduction in the Employee's annual base salary as in effect on the effective date of the Change in Control or failure to continue coverage of such Employee under any compensation or benefit plan in which such Employee participates on the effective date of the Change in Control; or (iii) a requirement that (A) the location in which the Employee perform his principal duties for the Company be changed to a new location that is outside a radius of 75 miles from such Employee's principal residence at the effective date of the Change in Control or
(B) such Employee travel on an overnight basis more than 90 days in any 12-month consecutive period.

         4. TERMINATION OF EMPLOYMENT.

                  (a) TERMINATION OTHER THAN FOR CAUSE. If the Employee ceases to be employed by the Company or any Related Corporation, other than by reason of death or disability as defined in Section 5 or termination for Cause as defined in Section 4(c), vesting of Unvested Shares shall immediately cease, this option shall terminate (may no longer be exercised) immediately as to any Unvested Shares and may be exercised only as to any Option Shares that are Vested Shares on the date of termination of the Employee's employment. This option may then be exercised only as to any Option Shares that are Vested Shares as of such termination date or prior to the date which is 90 days after the date of termination of the Employee's employment (but not later than the scheduled expiration date). In the event of termination of employment, the Repurchase Option described in Section 6 shall also be applicable. For purposes hereof, employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service); PROVIDED that the period of such leave does not exceed 90 days or, if longer, any period during which the Employee's right to reemployment is guaranteed by statute or by contract. A bona fide leave of absence with the written approval of the Company shall not be considered an interruption of employment for purposes hereof; PROVIDED that such written approval contractually obligates the Company to continue the employment of the Employee after the approved period of absence. This option shall not be affected by any change of employment within or among the Company and any Related Corporation so long as the Employee continuously remains an employee of the Company or any Related Corporation.

                  (b) TERMINATION FOR CAUSE. If the employment of the Employee is terminated for Cause (as defined in Section 4(c)), this option shall terminate (may no longer be exercised) as to any Vested Shares and Unvested Shares upon the Employee's receipt of written notice of such termination. In the event of termination of the

Employee's employment, the Repurchase Option described in Section 6 shall also be applicable.

                  (c) DEFINITION OF CAUSE. "Cause" shall mean conduct involving one or more of the following: (i) the substantial and continuing failure of the Employee, after notice thereof, to render services to the Company or any Related Corporation in accordance with the terms or requirements of his or her employment; (ii) disloyalty, gross negligence, willful misconduct, dishonesty, fraud or breach of fiduciary duty to the Company or any Related Corporation;
(iii) deliberate disregard of the rules or policies of the Company or any Related Corporation, or breach of an employment or other agreement with the Company or any Related Corporation, which results in direct or indirect loss, damage or injury to the Company or any Related Corporation; (iv) the unauthorized disclosure of any trade secret or confidential information of the Company or any Related Corporation; or (v) the commission of an act which constitutes unfair competition with the Company or any Related Corporation or which induces any customer or supplier to breach a contract with the Company or any Related Corporation.

         5. DEATH; DISABILITY.

                  (a) DEATH. If the Employee dies while in the employ of the Company or any Related Corporation, vesting of Unvested Shares shall immediately cease. In such event, this option may be exercised only as to any Option Shares that are Vested Shares on the date of the Employee's death, by the Employee's estate, personal representative or beneficiary to whom this option has been assigned pursuant to Section 10, and this option may be exercised only on or prior to the date which is 180 days after the date of death (but not later than the scheduled expiration date). In the event of death, the Repurchase Option described in Section 6 shall also be applicable.

                  (b) DISABILITY. If the Employee ceases to be employed by the Company or any Related Corporation by reason of his or her disability, vesting of Option Shares shall immediately cease; this option may be exercised only as to any Option Shares that are Vested Shares on the date of termination of the Employee's employment; and this option may be exercised only on or prior to the date which is 180 days after the date of termination of the Employee's employment (but not later than the scheduled expiration date). In the event of such termination of employment, the Repurchase Option described in Section 6 shall also be applicable. For purposes hereof, "disability" means "permanent and total disability" as defined in Section 22(e)(3) of the Code.

         6. REPURCHASE OPTION. In the event of any voluntary or involuntary termination of the Employee's employment by the Company or any Related Corporation for any or no reason, including by reason of death or disability, the Company shall, upon and from the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive, assignable option (the "Repurchase Option") for a period of ninety (90) days following the termination of such Employee's employment (the "Repurchase Option Period") to repurchase all or any portion of the

Unvested Shares held by the Employee at the original purchase price per share paid by the Employee. Such option may be exercised by the Company by sending written notice to the Employee, which notice shall specify the number of Unvested Shares being so repurchased and which notice shall be accompanied by the Company's check for the purchase price of those shares. Upon the sending of such notice and check, the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Unvested Shares being repurchased by the Company.

         7. PAYMENT OF EXERCISE PRICE.

                  (a) PAYMENT OPTIONS. The exercise price shall be paid by one or any combination of the following forms of payment:

                           (i)   in cash, or by check payable to the order of
the Company;

                           (ii)  subject to Section 7(b) below, if the Common
Stock is then traded on a national securities exchange or on the Nasdaq National Market (or successor trading system), by delivery of shares of Common Stock having a fair market value equal as of the date of exercise to the option price; or

                           (iii) delivery of an irrevocable and unconditional
undertaking, satisfactory in form and substance to the Company, by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Employee to the Company of a copy of irrevocable and unconditional instructions, satisfactory in form and substance to the Company, to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

         In the case of (ii) above, fair market value shall be determined as of the last business day for which such prices or quotes are available prior to the date of exercise and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market (or successor trading system), if the Common Stock is not then traded on a national securities exchange.

                  (b) LIMITATIONS ON PAYMENT BY DELIVERY OF COMMON STOCK. If the Employee delivers Common Stock held by the Employee ("Old Stock") to the Company in full or partial payment of the exercise price, and the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Employee and the Company, an equivalent number of Option Shares shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the Employee paid for the Option Shares by delivery of Old Stock, in addition to any restrictions or limitations imposed by this Agreement. Notwithstanding the foregoing, the Employee may not pay any part of the exercise price hereof by transferring Common Stock to the Company unless such Common Stock has been owned by the Employee free of any substantial risk of forfeiture for at least six months.

         8. RESTRICTIONS ON RESALE; LEGEND.

                  (a) TRANSFER RESTRICTIONS.

                           (i)   UNVESTED SHARES. The Employee agrees not to
sell, assign, transfer, pledge, hypothecate, gift, mortgage or otherwise encumber or dispose of (except to the Company or any successor to the Company) all or any Unvested Shares or any interest therein, and any Unvested Shares purchased upon exercise of this option shall be held in escrow by the Company in accordance with the terms of Section 19 below unless and until they become Vested Shares.

                           (ii)  VESTED SHARES. Option Shares that are Vested
Shares may not be transferred without the Company's written consent except by will, by the laws of descent and distribution and in accordance with the provisions of Section 17, if applicable.

                           (iii) SECURITIES ACT RESTRICTIONS.  Option Shares
will be of an illiquid nature and will be deemed to be "restricted securities" for purposes of the Securities Act of 1933, as amended (the "Securities Act"). Accordingly, such shares must be sold in compliance with the registration requirements of the Securities Act or an exemption therefrom. Each certificate evidencing any of the Option Shares shall bear a legend substantially as follows:

         "The shares represented by this certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or other?wise disposed of except in accordance with and subject to all the terms and conditions of a certain Incentive Stock Option Agreement, a copy of which the Company will furnish to the holder of this certificate upon request and without charge."

                  (b) TERMINATION OF RESTRICTIONS. The restrictions on transfer contained in Section 8(a)(ii) (including without limitation the provisions of Section 17) shall expire as to Option Shares on the earliest to occur of (i) a distribution to the public of shares of common stock of the Company pursuant to an effective registration statement filed under the Securities Act or any successor statute (a "Public Offering"), or (ii) an Organic Change (as defined in the Plan).

         9. METHOD OF EXERCISING OPTION. Subject to the terms and conditions of this Agreement, this option may be exercised by written notice to the Company at its principal executive office, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Option Shares for which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Such certificate or certificates shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Employee and if the Employee shall so request in the notice exercising this option, shall be registered in the name of the Employee and another person jointly, with right of survivorship). In the event this option shall be exercised, pursuant to Section 5 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option.

         10. OPTION NOT TRANSFERABLE. This option is not transferable or assignable except by will or by the laws of descent and distribution. During the Employee's lifetime only the Employee can exercise this option.

         11. NO OBLIGATION TO EXERCISE OPTION. The grant and acceptance of this option imposes no obligation on the Employee to exercise it.

         12. NO OBLIGATION TO CONTINUE EMPLOYMENT. Neither the Plan, this Agreement, nor the grant of this option imposes any obligation on the Company to continue the Employee in employment.

         13. ADJUSTMENTS. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to such date of exercise.

         14. CAPITAL CHANGES AND BUSINESS SUCCESSIONS. The Plan contains provisions covering the treatment of options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

         15. EARLY DISPOSITION. The Employee agrees to notify the Company in writing immediately after the Employee transfers any Option Shares, if such transfer occurs on or before the later of (a) the date two years after the date of this Agreement or (b) the date one year after the date the Employee acquired such Option Shares. The Employee also agrees to provide the Company with any information concerning any such transfer required by the Company for tax purposes.

         16. WITHHOLDING TAXES; SECTION 83(b) ELECTION.

                  (a) WITHHOLDING TAXES. If the Company in its discretion determines that it is obligated to withhold any tax in connection with the exercise of this option, or in connection with the transfer of, or the lapse of restrictions on, any Common Stock or other property acquired pursuant to this option, the Employee hereby agrees that the Company may withhold from the Employee's wages or other remuneration the appropriate amount of tax. At the discretion of the Company, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Employee on exercise of this option. The Employee further agrees that, if the Company does not withhold an amount from the Employee's wages or other remuneration sufficient to satisfy the withholding obligation of the Company, the Employee will make reimbursement on demand, in cash, for the amount underwithheld.

                  (b) SECTION 83(b) ELECTION. The Employee acknowledges that if this option is exercised as to any Unvested Shares, such Unvested Shares may be treated as subject to a substantial risk of forfeiture under Section 83(b) of the Code. In such event, the Employee may make an election under Section 83(b) to include in income currently the difference between the fair market value of such Unvested Shares and the exercise price. If the Employee does not make such an election, the Employee understands that he or she will recognize income at the time such Unvested Shares become Vested Shares. The Employee agrees to consult with his or her own tax advisor prior to the exercise of this option for Unvested Shares.

         17.      COMPANY'S RIGHT OF FIRST REFUSAL.

                  (a) EXERCISE OF RIGHT. If the Employee desires to transfer all or any part of the Vested Shares to any person other than the Company (an "Offeror"), the Employee shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the "Offer") for the purchase thereof from the Offeror; and (ii) give written notice (the "Option Notice") to the Company setting forth the Employee's desire to transfer such shares, which Option Notice shall be accompanied by a photocopy of the Offer and shall set forth at least the name and address of the Offeror and the price and terms of the Offer. Upon receipt of the Option Notice, the Company shall have an assignable option to purchase any or all of such Vested Shares (the "Company Option Shares") specified in the Option Notice, such option to be exercisable by giving, within 30 days after receipt of the Option Notice, a written counter-notice to the Employee. If the Company elects to purchase any or all of such Company Option Shares, it shall be obligated to purchase, and the Employee shall be obligated to sell to the Company, such Company Option Shares at the price and terms indicated in the Offer within 30 days from the date of delivery by the Company of such counter-notice.

                  (b) SALE OF OPTION SHARES TO OFFEROR. The Employee may, for 60 days after the expiration of the 30-day option period as set forth in Section 17(a), sell to the Offeror, pursuant to the terms of the Offer, any or all of such Company Option Shares not purchased or agreed to be purchased by the Company or its assignee; PROVIDED, HOWEVER, that the Employee shall not sell such Option Shares to such Offeror if such Offeror is a competitor of the Company and the Company gives written notice to the Employee, within 30 days of its receipt of the Option Notice, stating that the Employee shall not sell his or her Option Shares to such Offeror; and PROVIDED, FURTHER, that prior to the sale of such Option Shares to an Offeror, such Offeror shall execute an agreement with the Company pursuant to which such Offeror agrees to be subject to the restrictions set forth in this Section 17. If any or all of such Option Shares are not sold pursuant to an Offer within the time permitted above, the unsold Option Shares shall remain subject to the terms of this Section 17.

                  (c) FAILURE TO DELIVER OPTION SHARES. If the Employee fails or refuses to deliver on a timely basis duly endorsed certificates representing Company Option Shares to be sold to the Company or its assignee pursuant to this
Section 17, the Company shall have the right to deposit the purchase price for such Company Option Shares in a special account with any bank or trust company, giving notice of such deposit to the Employee, whereupon such Company Option Shares shall be deemed to have been purchased by the Company. All such monies shall be held by the bank or trust company for the benefit of the Employee. All monies deposited with the bank or trust company but remaining unclaimed for two years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Employee shall thereafter look only to the Company for payment.

                  (d) EXPIRATION OF COMPANY'S RIGHT OF FIRST REFUSAL AND TRANSFER RESTRICTIONS. The first refusal rights of the Company (or any of its assignees) and the transfer restrictions set forth in Section 17(a)-(c) above shall remain in effect until the earlier to occur of a Public Offering or an Organic Change.

         18. LOCK-UP AGREEMENT. The Employee agrees that in connection with an underwritten public offering of Common Stock, upon the request of the Company or the principal underwriter managing such public offering, the Option Shares may not be sold, offered for sale or otherwise disposed of without the prior written consent of the Company or such underwriter, as the case may be, for at least 180 days after the execution of an underwriting agreement in connection with such offering, or such longer period of time as the Board of Directors may determine if all of the Company's directors and executive officers agree to be similarly bound. The obligations under this Section 18 shall remain effective for all underwritten public offerings with respect to which the Company has filed a registration statement on or before the date two (2) years after the closing of the Company's initial public offering; PROVIDED, HOWEVER, that this Section 18 shall cease to apply to any Option Shares sold to the public pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act in a transaction that complied with the terms of this Agreement.

         19.      ESCROW OF UNVESTED SHARES.

                  (a) If this option is exercised as to any Unvested Shares, such Unvested Shares shall be issued in the name of the Employee, but shall be held in escrow by the Company, acting in the capacity of escrow agent, together with a stock assignment executed by the Employee with respect to such Unvested Shares.

                  (b) With respect to any Unvested Shares held in escrow that become Vested Shares, the Company shall promptly issue a new certificate for the number of shares that have become Vested Shares and shall deliver such certificate to the Employee and shall retain in escrow a new certificate for any remaining Unvested Shares in exchange for the all or the relevant portion of the applicable certificate then being held by the Company as escrow agent.

                  (c) Subject to the terms hereof, the Employee shall have all the rights of a shareholder with respect to the Unvested Shares while they are held in escrow, including without limitation, the right to vote the Unvested Shares and receive any cash dividends declared thereon.

                  (d) The Company may terminate this escrow at any time. The Company may also appoint another entity to serve as escrow agent hereunder, in which event the Employee agrees to execute all documents requested by the Company in connection therewith.

         20. PROVISION OF DOCUMENTATION TO EMPLOYEE. By signing this Agreement on the cover page hereto the Employee acknowledges receipt of a copy of this Agreement and a copy of the Plan.

         21. MISCELLANEOUS.

                  (a) NOTICES. All notices hereunder shall be in writing and shall be deemed given when sent by certified or registered mail, postage prepaid, return receipt requested, if to the Employee, to the address set forth below or at the address shown on the records of the Company, and if to the Company, to the Company's principal executive offices, attention of the Corporate Secretary.

                  (b) ENTIRE AGREEMENT; MODIFICATION. This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

                  (c) FRACTIONAL SHARES. If this option becomes exercisable for a fraction of a share because of the adjustment provisions contained in the Plan, such fraction shall be rounded down.

                  (d) ISSUANCES OF SECURITIES. Except as expressly provided herein or in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to this option.

                  (e) ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, spin-off, split-up or other similar change in capitalization or event, the restrictions and other provisions contained in
Section 3, Section 6, Section 8, Section 17, Section 18 and Section 19 shall apply with equal force to additional and/or substitute securities, if any, received by the Employee in exchange for, or by virtue of his or her ownership of, Option Shares, except as otherwise determined by the Board.

                  (f) SEVERABILITY. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

                  (g) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Section 10 hereof.

                  (h) GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of Delaware, without giving effect to the principles of the conflicts of laws thereof.